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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 30, 2004



                               RIVIANA FOODS INC.

             (Exact name of Registrant as specified in its charter)





          DELAWARE                  0-25294                  76-0177572
 (State of Incorporation)      (Commission File           (I.R.S. Employer
                                    Number)             Identification Number)


              2777 ALLEN PARKWAY
                HOUSTON, TEXAS                            77019-2141
            (Address of principal                         (Zip Code)
              executive offices)


                                 (713) 529-3251
              (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS

     On March 30, 2004, the Company issued a press release announcing the completion of a transaction with Ebro Puleva, S.A., thereby creating a new United Kingdom joint venture combining the Company's U.K. subsidiary, Stevens & Brotherton Ltd. with Ebro Puleva's subsidiary, Joseph Heap & Sons, Ltd. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits

                 99.1  Riviana Foods Inc. Press Release dated March 30, 2004




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RIVIANA FOODS INC.


Dated: March 30, 2004           By: /s/ E. Wayne Ray, Jr.
                                    ---------------------
                                    E. Wayne Ray, Jr.
                                    Vice President, Chief Financial Officer and
                                    Chief Accounting Officer




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Exhibit Index


Exhibit      Description of Exhibit
-------      ----------------------
99.1         Riviana Foods Inc. press release dated March 30, 2004